                                    EXHIBIT 1

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) of Regulation 13D of the Securities Exchange Act of 1934, as amended, the persons or entities below agree to the joint filing on behalf of each of them of this Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Units of Leviathan Gas Pipeline Partners, L.P., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement as of the 1st day of June, 1999.

                                   Leviathan Gas Pipeline Company


                                   By: /s/ GRANT E. SIMS
                                      -------------------------------------
                                   Name:   Grant E. Sims
                                        -----------------------------------
                                   Title:  Chief Executive Officer
                                         ----------------------------------



                                   Leviathan Holdings Company


                                   By: /s/ GRANT E. SIMS
                                      -------------------------------------
                                   Name:   Grant E. Sims
                                        -----------------------------------
                                   Title:  Senior Vice President
                                         ----------------------------------



                                   DeepTech International, Inc.


                                   By: /s/ GRANT E. SIMS
                                      -------------------------------------
                                   Name:   Grant E. Sims
                                        -----------------------------------
                                   Title:  Senior Vice President
                                         ----------------------------------

                                   El Paso Energy Corporation


                                   By: /s/ JEFFERY I. BEASON
                                      -------------------------------------
                                   Name:   Jeffery I. Beason
                                        -----------------------------------
                                   Title:  Vice President and Controller
                                         ----------------------------------


                                   El Paso Tennessee Pipeline Co.


                                   By: /s/ JEFFERY I. BEASON
                                      -------------------------------------
                                   Name:   Jeffery I. Beason
                                        -----------------------------------
                                   Title:  Vice President and Controller
                                         ----------------------------------


                                   El Paso Field Services Company


                                   By: /s/ JEFFERY I. BEASON
                                      -------------------------------------
                                   Name:   Jeffery I. Beason
                                        -----------------------------------
                                   Title:  Vice President and Controller
                                         ----------------------------------


                                   EPEC Deepwater Gathering Company


                                   By: /s/ JEFFERY I. BEASON
                                      -------------------------------------
                                   Name:   Jeffery I. Beason
                                        -----------------------------------
                                   Title:  Vice President and Controller
                                         ----------------------------------




                                       18